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                                                                   EXHIBIT 10.25

                                FIRST AMENDMENT
                                    TO THE
                             AK STEEL CORPORATION
                      EXECUTIVE MINIMUM AND SUPPLEMENTAL
                                RETIREMENT PLAN


           (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1996)
           ---------------------------------------------------------

        Pursuant to the power of amendment reserved to the Board of Directors of AK Steel Holding Corporation in Section 8.3 of the AK Steel Corporation Executive Minimum and Supplemental Retirement Plan (as amended and restated effective as of January 1, 1996) (the "Plan"), Section 2.17 of the Plan is amended in its entirety to read as follows, effective as of January 1, 1997:

        "2.17 'VESTING DATE'

              The last to occur of the date a Member (i) completes five (5) years of Key Management Service and (ii) completes ten (10) years of Service; or such other date as determined by the Administrator in its sole discretion."

        IN WITNESS WHEREOF, AK Steel Holding Corporation has caused this First Amendment to be executed this 17th day of July, 1997.


                                        AK STEEL HOLDING CORPORATION

                                        By: /s/ John G. Hritz
                                            -----------------------------

                                        Title:  Vice President
                                              ----------------------------